Exhibit 99.1

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James J. Horvath, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of American Crystal Sugar Company on Form 10-K for the fiscal year ended August 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of American Crystal Sugar Company.

By:	/s/ James J. Horvath
Name: James J. Horvath
Title: President and Chief Executive Officer

I, Joseph J. Talley, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of American Crystal Sugar Company on Form 10-K for the fiscal year ended August 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of American Crystal Sugar Company.

By:	/s/ Joseph J. Talley
Name: Joseph J. Talley
Title: Vice President Finance and Chief Financial Officer